Mezzanine Equity	12 Months Ended
Nov. 30, 2021
Temporary Equity Disclosure [Abstract]
Mezzanine Equity	Mezzanine Equity
Redeemable Noncontrolling Interests
At November 30, 2021 and 2020, redeemable noncontrolling interests include other redeemable noncontrolling interests of $25.4 million and $24.7 million, respectively, primarily related to our oil and gas exploration and development businesses.
Mandatorily Redeemable Convertible Preferred Shares
We have one series of callable mandatorily redeemable cumulative convertible preferred shares ("Preferred Shares"). Our 125,000 Preferred Shares are callable beginning January 2023 at a price of $1,000 per share, plus accrued interest and are mandatorily redeemable in 2038 for $125.0 million. The Preferred Shares have a dividend rate equal to the sum of 3.25% annual, cumulative cash dividend, plus an additional quarterly payment based on the amount by which our common stock dividends exceed $0.0625 per common share. The Preferred Shares are currently convertible into 4,440,863 common shares, an effective conversion price of $28.15 per share. Based on the current quarterly dividend of $0.30 per common share, the effective rate on these Preferred Shares is approximately 6.6%.